UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): June 23, 2021

                               CEL-SCI CORPORATION
                               -------------------
             (Exact name of Registrant as specified in its charter)

             Colorado               001-11889              84-0916344
           ------------           -------------          --------------
  (State or other jurisdiction (Commission File No.)     (IRS Employer
        of incorporation)                               Identification No.)

                              8229 Boone Blvd. #802
                                Vienna, VA 22182
          (Address of principal executive offices, including Zip Code)

       Registrant's telephone number, including area code: (703) 506-9460
                                                           --------------

                                       N/A
          (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

                                                     Name of Each Exchange
 Title of Each Class         Trading Symbol(s)        on Which Registered
  -------------------        -----------------         -----------------
       Common Stock                CVM                   NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (ss.203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (ss.204.12b-2 of this chapter.

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 1.01 Entry into a Material Definitive Agreement.

     On  June  8,  2021,  the  Company  entered  into an  Amended  and  Restated
Underwriting Agreement with Kingswood Capital Markets, division of Benchmark Investments, LLC, as representative of the underwriters identified therein, pursuant to which the Company agreed to issue and sell 1,400,000 shares of common stock at a public offering price of $22.62 per share. Under the terms of the Amended and Restated Underwriting Agreement, the Company granted the Underwriters a 30-day option to purchase up to an additional 210,000 shares of common stock solely to cover over-allotments.

     On June 23, 2021, the Underwriters exercised their over-allotment option to purchase 210,000 additional shares of common stock. The Offering of the 210,000 shares sold as a result of the exercise of the Underwriter's over-allotment option closed on June 28, 2021. The net proceeds to the Company from the sale of the shares was approximately $4,418,000, after deducting the underwriting discount.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.   Description
-----------   ------------
    5         Opinion of Hart & Hart, LLC

    23        Consent of Hart & Hart, LLC

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 28, 2021

                               CEL-SCI CORPORATION


                                By: /s/ Geert Kersten
                                ----------------------------------
                                 Geert Kersten
                                 Chief Executive Officer